UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2005

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-09992 (Commission File Number)	04-2564110 (IRS Employer Identification No.)
160 Rio Robles
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 875-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Attached is the form of Option Grant Notification used by KLA-Tencor Corporation for grants made under the 2004 Equity Incentive Plan.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit
No.	Description
10.01	Option Grant Notification Form

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
By:	/s/ John H. Kispert
JOHN H. KISPERT
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: September 29, 2005

EXHIBIT INDEX

Exhibit
No.	Description
10.01	Option Grant Notification Form

4